UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2007

BAUSCH & LOMB INCORPORATED
(Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Bausch & Lomb Place, Rochester, NY	14604-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT AND ATTACHED EXHIBIT CONTAIN FORWARD-LOOKING STATEMENTS INCLUDING THOSE CONCERNING PLANS, OBJECTIVES, GOALS, PROJECTIONS, STRATEGIES, FUTURE EVENTS OR PERFORMANCE, AND UNDERLYING ASSUMPTIONS AND OTHER STATEMENTS WHICH ARE OTHER THAN STATEMENTS OF HISTORICAL FACTS. WHEN USED IN THIS DISCUSSION, THE WORDS “ANTICIPATE”, “APPEARS”, “FORESEE”, “SHOULD”, “EXPECT”, “ESTIMATE”, “PROJECT”, “WILL”, “ARE LIKELY” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT OR ITS EXHIBIT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS INVOLVE PREDICTIONS OF OUR FUTURE PERFORMANCE, AND ARE THUS DEPENDENT ON A NUMBER OF FACTORS INCLUDING, WITHOUT LIMITATION, ASSUMPTIONS AND DATA THAT MAY BE IMPRECISE OR INCORRECT. SPECIFIC FACTORS THAT MAY IMPACT PERFORMANCE OR OTHER PREDICTIONS OF FUTURE ACTIONS, AND IN MANY CASES THOSE WITH A MATERIAL IMPACT, HAVE, IN MANY BUT NOT ALL CASES, BEEN IDENTIFIED IN CONNECTION WITH SPECIFIC FORWARD-LOOKING STATEMENTS. THE STATEMENTS ARE ALSO SUBJECT TO CERTAIN RISK FACTORS IDENTIFIED BY THE COMPANY, INCLUDING THOSE SET FORTH IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED DECEMBER 30, 2006 (FILED APRIL 25, 2007) AND IN THE COMPANY’S QUARTERLY REPORTS ON FORMS 10-Q FOR THE PERIODS ENDED MARCH 31, 2007 (FILED MAY 30, 2007) AND JUNE 30, 2007 (FILED AUGUST 8, 2007).

THE COMPANY CAN GIVE NO ASSURANCE THAT THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS REPORT OR THE ATTACHED EXHIBIT WILL PROVE TO BE ACCURATE. IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN FORWARD-LOOKING STATEMENTS, YOU SHOULD NOT REGARD THE INCLUSION OF SUCH INFORMATION AS A REPRESENTATION BY THE COMPANY, OR ANY OTHER PERSON, THAT ITS OBJECTIVES AND PLANS WILL BE ACHIEVED. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. YOU SHOULD CONSULT ANY FURTHER DISCLOSURES THE COMPANY MAKES IN ITS REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IN ITS PRESS RELEASES.

ITEM 2.02                                       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 8, 2007, the Company issued a press release reporting results for the quarter and six month periods ended June 30, 2007 (the “Press Release”).  A copy of the Press Release is furnished herewith as Exhibit 99.1.

The Press Release includes a non-GAAP constant-currency measure that the Company uses as a key performance metric in assessing organic business growth trends. The Press Release explains which components of the financial results use non-GAAP measures and why the Company uses such measures.

The information in Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. - Not applicable

(b)	Pro forma financial information. - Not applicable

(c)	Exhibits. The following exhibit is furnished, not filed, as part of this report.

99.1 Press Release, dated August 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ Efrain Rivera
Efrain Rivera
Senior Vice President and Chief Financial Officer

Date: August 8, 2007